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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                February 24, 2003



                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2003-A
                     (Issuer with respect to the Securities)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                            333-69732 and 333-100621
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         World Omni Auto Receivables LLC
                              190 Jim Moran Blvd.
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4






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Item 5.  Other Events

     On February 24, 2003, the registrant made available to prospective investors a series term sheet setting forth a description of the preliminary pool of receivables and the proposed structure of $785,025,000 aggregate principal amount of Series 2003-A Auto Receivables Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of the World Omni Auto Receivables Trust 2003-A. The series term sheet is attached hereto as Exhibit 99.



Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No. Description

Exhibit 99 Series Term Sheet dated February 24, 2003 with respect to the proposed issuance of the Series 2003-A Auto Receivables Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of World Omni Auto Receivables Trust 2003-A.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WORLD OMNI AUTO RECEIVABLES LLC
                                                (Registrant)

                                                /s/ Alan Kirschenbaum
                                                ------------------------
                                                By:  Alan Kirschenbaum
                                                Its: Assistant Treasurer

Dated: February 24, 2003

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                                INDEX OF EXHIBITS

Exhibit No.   Exhibit

Exhibit 99 Series Term Sheet dated February 24, 2003 with respect to the proposed issuance of the Series 2003-A Auto Receivables Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of World Omni Auto Receivables Trust 2003-A.

                                        4